                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              OIL-DRI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                              OIL-DRI CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                     [LOGO]

                                                                November 3, 1995

Dear Stockholder:

     On behalf of the Board of Directors and Management, I would like to invite you to attend Oil-Dri's Annual Meeting of Stockholders, which will be held at 10:30 a.m. on December 12, 1995, at the Standard Club, 320 South Plymouth Court, Chicago, Illinois.

     The matters expected to be acted upon at the meeting are described in depth in the attached Proxy Statement. A slate of ten directors is recommended for election. Norman B. Gershon and Bruce H. Sone will not stand for re-election. I want to take this opportunity to extend our sincere appreciation to both of them for their long and valued service on the Board. Ronald Gordon, a new nominee, will be recommended for election to the Board. These changes are being made in an effort to increase outside director participation on our Board. The Proxy Statement includes biographies of Mr. Gordon and the other nominees, each of whom currently sits on the Board. As stockholders you will also be considering and voting on a proposal for a new long term incentive plan.

     In addition to the formal portion of the meeting we will take time to review the results of the past year and look at some of the opportunities which lie ahead.

     We hope you will be able to attend our 1995 Annual Meeting. However, whether or not you are personally present, it is important that your shares are represented. Accordingly please mark, sign, date and mail your proxy card in the enclosed envelope provided for this purpose.

                                          Sincerely,

                                          [Sig.]

                                          RICHARD M. JAFFEE
                                          Chairman and Chief Executive Officer

                         OIL-DRI CORPORATION OF AMERICA

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 12, 1995

To the Stockholders of
Oil-Dri Corporation of America:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders of Oil-Dri Corporation of America, a Delaware corporation (the "Company"), will be held at The Standard Club, located at 320 Plymouth Court, Chicago, Illinois, on December 12, 1995 at 10:30 A.M., local time, for the purpose of considering and voting on:

          1. The election of ten directors;

          2. The approval of the Oil-Dri Corporation of America 1995 Long Term Incentive Plan;

          3. Such other business as may properly come before the meeting.

     The stock transfer books of the Company will remain open. The Board of Directors has determined that only holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 27, 1995 are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. All stockholders, whether or not they now expect to be present at the meeting, are requested to date, sign and return the enclosed proxy, which requires no postage if mailed in the United States.

     Your attention is directed to the following pages for further information relating to the meeting.

                                          By Order of the Board of Directors

                                          [Sig.]

                                          LOUIS T. BLAND, JR.
                                          Secretary

Chicago, Illinois
November 3, 1995

                         OIL-DRI CORPORATION OF AMERICA
                           410 NORTH MICHIGAN AVENUE
                                   SUITE 400
                            CHICAGO, ILLINOIS 60611

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                    GENERAL

     This Proxy Statement and the accompanying proxy are being mailed on or about November 3, 1995 to all holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 27, 1995. Proxies are being solicited on behalf of the Board of Directors for use at the 1995 Annual Meeting of Stockholders, notice of which accompanies this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing a subsequent proxy, by notifying the Secretary of the Company of such revocation in writing (such notification to be directed to him at the Company's offices at 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611) or by attending the annual meeting and voting in person. EACH PROXY WILL BE VOTED FOR THE ELECTION OF THE TEN NOMINEES NAMED BELOW TO THE BOARD OF DIRECTORS AND FOR THE APPROVAL OF THE OIL-DRI CORPORATION OF AMERICA 1995 LONG TERM INCENTIVE PLAN IF NO CONTRARY INSTRUCTION IS INDICATED IN THE PROXY.

     The Company will pay the costs of this solicitation of proxies for the annual meeting. In addition to using the mails, officers and certain other regular employees of the Company may solicit proxies in person and by telephone and facsimile. The Company may reimburse brokers and others who are record holders of Common Stock and Class B Stock for their reasonable expenses incurred in obtaining voting instructions from the beneficial owners of such stock.

     The record date for the determination of stockholders entitled to vote at the meeting is October 27, 1995, at the close of business. Holders as of the record date of outstanding shares of Common Stock and Class B Stock are entitled to vote at the meeting. Holders of Common Stock are entitled to one vote per share and holders of Class B Stock to ten votes per share (on a non-cumulative basis for each director to be elected when voting for the election of directors) and vote together without regard to class (except that any amendment to the Company's Certificate of Incorporation changing the number of authorized shares or adversely affecting the rights of either class requires the separate approval of the class so affected as well as the approval of both classes voting together). Holders of Class B Stock are entitled to convert any and all of such stock into Common Stock on a share-for-share basis at any time and are subject to mandatory conversion under certain circumstances. As of the record date, 4,741,922 shares of Common Stock and 2,071,000 shares of Class B Stock were outstanding.

VOTING

     The election of directors requires a plurality of votes cast. Accordingly, only proxies and ballots marked "FOR all nominees listed" (including executed proxies not marked with respect to election of directors, which will be voted for all nominees), or voting for some, but not all nominees, by specifying that votes be withheld for one or more designated nominees, are counted to determine the total number of votes cast for the various nominees, with the ten nominees receiving the largest numbers of votes being elected. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

     Stockholder approval of the Oil-Dri Corporation of America 1995 Long Term Incentive Plan ("1995 Plan") requires approval by a majority of the votes of shares present in person or represented by proxy at the meeting and entitled to vote on the 1995 Plan. Accordingly, abstentions by those present or represented at the meeting have the legal effect of a vote against the Plan. Broker non-votes with respect to the 1995 Plan are deemed not to have been entitled to vote on the 1995 Plan; accordingly, such unvoted shares will have no effect on the outcome.

PRINCIPAL STOCKHOLDERS

     The following table sets forth information, as of September 29, 1995, or June 30, 1995, as noted below, regarding beneficial ownership of the Company's Common Stock and Class B Stock by each person or group known to the Company to hold more than five percent of either class. See "Security Ownership of Management" for information on beneficial ownership of the Company's Common Stock and Class B Stock by the Company's executive officers and directors as a group.

                                                        AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                   -------------------------------------------------------
                                                                                           PERCENTAGE OF
                                                   NUMBER OF SHARES                       AGGREGATE VOTING
                                                   OF COMMON STOCK                        POWER OF COMMON
                                                     AND CLASS B                          STOCK AND CLASS
                                                   STOCK OWNED WITH      PERCENTAGE OF        B STOCK
        NAME AND ADDRESS OF                        SOLE INVESTMENT        OUTSTANDING      REPRESENTED BY
         BENEFICIAL OWNER                          AND VOTING POWER      STOCK OF CLASS     SHARES OWNED
-----------------------------------                ----------------      --------------   ----------------
Richard M. Jaffee(2)(4)............ Common Stock:          6,892(5)            .14%              .03%
410 N. Michigan Ave.                Class B Stock:     1,238,256(6)(8)       59.79%            48.60%
Chicago, Illinois 60611
Robert D. Jaffee(2)(4)............. Common Stock:             --                 --                --
650 Dundee Rd.,                     Class B Stock:       631,498(7)(8)       30.49%            24.78%
Ste. 280 -- Northbrook, IL 60062
Ariel Capital Management(3)........ Common Stock:        650,291(9)          13.59%             2.24%
307 N. Michigan Ave.                Class B Stock:            --                 --                --
Chicago, IL 60601
T. Rowe Price Assoc. Inc.(3)....... Common Stock:        324,000(10)          6.77%              .09%
100 E. Pratt                        Class B Stock:            --                 --                --
Baltimore, MD 21202
Capital Guardian Trust
  Company(3)....................... Common Stock:        380,200(11)          7.94%             1.18%
333 S. Hope St.                     Class B Stock:            --                 --                --
Los Angeles, CA 90071
Concert Capital Management,
  Inc.(3).......................... Common Stock:        267,000              5.58%             1.03%
100 Northfield Drive                Class B Stock:            --                 --                --
Windsor, CT 06095

---------------
 (1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

 (2) Information given is as of September 29, 1995.

 (3) Information given is as of June 30, 1995.

 (4) Richard M. Jaffee and Robert D. Jaffee are brothers.

 (5) Includes 2,292 shares held in a revocable trust of which Richard M. Jaffee is the grantor and, during his lifetime, the trustee and sole beneficiary. Also includes 4,500 shares of Common Stock which Mr. Jaffee has the right to acquire within 60 days of September 29, 1995.

 (6) Consists of 1,158,256 shares held in a revocable trust of which Richard M. Jaffee is the grantor and, during his lifetime, the trustee and sole beneficiary and 80,000 shares held in a revocable trust of which Richard M. Jaffee's wife is the grantor and during her lifetime the trustee and sole beneficiary.

 (7) Consists of 622,727 shares held in a revocable trust of which Robert D. Jaffee is the grantor and, during his lifetime, the trustee and sole beneficiary, and 8,771 shares owned by Robert D. Jaffee's wife.

 (8) Robert D. Jaffee has pledged to Richard M. Jaffee, as trustee, 99,305 shares of Class B Stock ("the shares") to secure performance by Amco Corporation of a Stock Purchase Agreement dated July 28,

                                              (footnotes continued on next page)

     1992, between Amco Corporation and Richard M. Jaffee, as trustee, relating to the sale to Amco Corporation of certain shares of Common Stock of Amco Corporation that were owned by Richard M. Jaffee, as trustee. Robert D. Jaffee's pledge of the shares also secures Amco's performance of a related Consulting and Non-Competition Agreement with Richard M. Jaffee. (Robert D. Jaffee and Richard M. Jaffee are brothers and Robert D. Jaffee is Chairman of the Board of Amco Corporation.) Robert D. Jaffee has the sole right to vote the shares until the occurrence of an event of default, after which Richard M. Jaffee has the sole right to vote the shares. If there were to be a foreclosure on, and sale of, the shares, control of the Company would be unchanged.

 (9) Ariel Capital Management, Inc. held sole dispositive power over all 650,291 shares of Common Stock and sole voting power over 580,731 shares of Common Stock.

(10) T. Rowe Price Associates, Inc. held sole dispositive power over all 324,000 shares of Common Stock and sole voting power over 23,000 shares of Common Stock.

(11) Capital Guardian Trust Company held sole dispositive power over all 380,200 shares of Common Stock and sole voting power over 305,550 shares of Common Stock.

     By virtue of their direct and indirect ownership of shares of the Company's stock, Richard M. Jaffee and Robert D. Jaffee may be deemed to be control persons of the Company under the federal securities laws.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock and Class B Stock of the Company beneficially owned as of September 29, 1995 by the directors/nominees, by the executive officers named in the Summary Compensation Table and by the directors and executive officers as a group.

                                                      NUMBER OF SHARES OF         NUMBER OF SHARES OF
             NAME OF BENEFICIAL OWNER(1)                COMMON STOCK(2)            CLASS B STOCK(2)
----------------------------------------------------- -------------------         -------------------
Richard M. Jaffee(17)................................            (3)                          (3)
Robert D. Jaffee(17).................................            (3)                          (3)
J. Steven Cole.......................................         9,500                           --
Edgar D. Jannotta....................................        60,000(4)                        --
Paul J. Miller.......................................         7,878(5)                        --
Haydn H. Murray......................................         2,316(6)                        --
Allan H. Selig.......................................         4,887(7)                        --
Joseph C. Miller.....................................        20,350(8)                        --
Daniel S. Jaffee.....................................        25,169(9)                    69,891(10)
Ronald B. Gordon.....................................            --                           --
Norman B. Gershon....................................        22,286(11)                       --
Bruce H. Sone........................................        46,102(12)                       --
Herbert V. Pomerantz.................................         5,700(13)                       --
All Executive Officers and Directors as a group (12
  in group)..........................................       253,554(14)(15)            1,973,476(16)

---------------
 (1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

 (2) None of the nominees for election to the Board of Directors, other than Richard M. Jaffee, Robert D. Jaffee and Daniel S. Jaffee own any shares of the Class B Stock. The number of shares of Common Stock owned beneficially by each of the other nominees for election to the Board of Directors other than Edgar D. Jannotta, constitute less than 1% of the number of outstanding shares of Common Stock and

                                              (footnotes continued on next page)
     represent shares having less than 1% of the aggregate voting power of the Common Stock and Class B Stock.

 (3) For information regarding the shares owned by each of Richard M. Jaffee and Robert D. Jaffee, see the table under the heading "Principal Stockholders" and the Notes thereto.

 (4) Mr. Jannotta is a senior partner of William Blair & Company, which has served as the Company's investment banking advisor for a number of years. The shares of Common Stock shown above as owned by Mr. Jannotta represent 1.26% of the outstanding shares of Common Stock, but represent less than 1.0% of the aggregate voting power of the Common Stock and Class B Stock. These shares do not include shares held by William Blair & Company in its proprietary or managed accounts.

 (5) Includes 2,088 shares of Common Stock owned by Mr. Paul Miller's wife. Includes 1,774 shares of Common Stock held by children of Mr. Miller; Mr. Miller disclaims beneficial ownership of his children's shares of Common Stock.

 (6) Includes 300 shares of Common Stock owned by Mr. Murray's spouse.

 (7) Includes 887 shares of Common Stock owned by Mr. Selig's mother; Mr. Selig disclaims beneficial ownership of those shares of Common Stock.

 (8) Includes 17,750 shares of Common Stock which Mr. Joseph Miller has the right to acquire within 60 days of September 29, 1995, pursuant to stock options.

 (9) Includes 2 shares of Common Stock owned by Daniel S. Jaffee's spouse and 21,062 and 1,000 shares of Common Stock which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 29, 1995, pursuant to stock options.

(10) Includes 18,000 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Richard M. Jaffee 1993 Annuity Trust and 18,000 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Shirley Jaffee 1993 Annuity Trust. Daniel S. Jaffee has beneficial ownership of 3.37% of Class B Shares which represents 2.74% of the aggregate voting power of Common Stock and Class B Stock. Daniel S. Jaffee is Richard M. Jaffee's son.

(11) Includes 1,570 shares of Common Stock which Mr. Gershon has the right to acquire within 60 days of September 29, 1995, pursuant to stock options.

(12) Includes 25 shares of Common Stock owned by Bruce H. Sone as Custodian under the Uniform Gifts to Minors Act for his child. Mr. Sone disclaims beneficial ownership of such shares. Includes 1,570 shares of Common Stock which Mr. Sone has the right to acquire within 60 days of September 29, 1995 pursuant to stock options.

(13) Includes 5,500 shares of Common Stock which Mr. Pomerantz has the right to acquire within 60 days of September 29, 1995, pursuant to stock options.

(14) Includes 2,686 shares of Common Stock as to which executive officers and directors disclaim beneficial ownership. Also includes 55,022 shares of Common Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 29, 1995 (including the shares of Common Stock which may be acquired as described in Notes above and in the Notes under the heading "Principal Stockholders").

(15) Includes 4,701 shares of Common Stock owned by Mr. Richard V. Hardin's spouse, and 2,070 shares of Common Stock which Mr. Hardin has the right to acquire within 60 days of September 29, 1995, pursuant to stock options. Mr. Hardin is the Company's Group Vice President, Technology, and Richard
     M. Jaffee's son-in-law.

(16) Includes 32,361 shares of Class B Stock owned by Richard V. Hardin's spouse and 1,500 shares of Class B Stock owned by his spouse as trustee for their child. Richard Hardin has beneficial ownership of 1.64% of Class B Shares which represents 1.27% of the aggregate voting power of Common Stock and Class B Stock.

(17) Pursuant to the Stock Purchase Agreement described in Note (8) under "Principal Stockholders", Richard M. Jaffee agreed to use his best efforts to cause the Company's Board of Directors to nominate

                                              (footnotes continued on next page)

     Robert D. Jaffee to serve as a director of the Company unless Richard M. Jaffee concludes in good faith that such nomination would not be consistent with his fiduciary duties to the Company and its shareholders, or would be contrary to any provision of law. Richard M. Jaffee also agreed to vote all his shares of the Company's stock in any election of the Company's directors to elect Robert D. Jaffee to the Board of Directors. Mr. Richard M. Jaffee and Mr. Robert D. Jaffee are brothers.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 1995, six meetings of the Board of Directors were held. Each director attended at least 75% of the meetings of the Board and of any Board Committee on which he sits, with the exception of Norman
B. Gershon who is based in Switzerland, sat on no committees, and who attended 50% of the Board meetings.

     The Company has an Audit Committee composed of three persons who are outside directors -- Messrs. J. Steven Cole, Edgar D. Jannotta and Allan H. Selig. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of independent public accountants, reviews the scope of the audit and other services rendered by independent public accountants and the fees and other arrangements regarding the services of independent public accountants, and reviews audit results with the independent public accountants and receives reports on the Company's accounting systems and internal accounting controls. In addition, the Audit Committee reviews related transactions and potential conflicts of interest with regard to such transactions. The Audit Committee held one meeting during the fiscal year ended July 31, 1995 at which all members were present.

     The Company has a Compensation Committee composed of three persons who are outside directors -- Messrs. J. Steven Cole, Paul J. Miller and Allan H. Selig. The Compensation Committee is responsible for reviewing the compensation, including benefits, of the Chief Executive Officer and other executive officers of the Company. The Compensation Committee met on September 23, 1994 and August 10, 1995, at which meetings all members were present.

     The Company has a Stock Option Committee composed of three persons who are outside directors -- Messrs. J. Steven Cole, Paul J. Miller, and Allan H. Selig. The Stock Option Committee is responsible for reviewing the Company's stock option plans and granting stock options to employees, including grants to the executive officers of the Company. The Stock Option Committee met August 16, 1994, August 29, 1994, April 7, 1995, August 10, 1995, October 5, 1995 and
October 30, 1995 at which meetings all members were present.

     The Company does not have a nominating committee.

                            1. ELECTION OF DIRECTORS

     The shares represented by each proxy will be voted to elect as directors the ten nominees named below to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualify if no contrary instruction is indicated in the proxy. Bruce H. Sone and Norman B. Gershon will not stand for reelection. Other than Ronald B. Gordon, each nominee is currently a director of the Company. If any nominee should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for a substitute nominee.

                             NOMINEES FOR DIRECTORS

RICHARD M. JAFFEE, AGE 59
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF THE COMPANY
DIRECTOR SINCE 1958

     Mr. Jaffee received a degree from the University of Wisconsin School of Business in 1957 and earned his CPA certificate in that same year. He worked briefly for the public accounting firm of Touche Niven et al.

After service as an officer in the U.S. Army, he joined the Company in 1958, becoming its president in 1960, a position he held until August, 1995. He has served as Chairman of the Board and Chief Executive Officer of the Company since 1962. Mr. Jaffee is a director of Harris Bancorp, Inc. and Amco Corporation. Mr. Jaffee is a trustee of Rush-Presbyterian-St. Luke's Medical Center, the Illinois Institute of Technology and the Chicago Museum of Science and Industry. He is Vice Chairman of the Trustee Board of the Chicago Historical Society, a director of Students in Free Enterprise and a member of the Business Council for Chicago Urban League.

DANIEL S. JAFFEE, AGE 31
PRESIDENT, CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER OF THE COMPANY CHIEF EXECUTIVE OFFICER OF FAVORITE PRODUCTS, LTD., A SUBSIDIARY OF THE COMPANY DIRECTOR SINCE 1992

     Mr. Jaffee graduated from Georgetown University in 1986. Mr. Jaffee joined the Company in 1987 after a year with Price Waterhouse. He was Product Manager in the Industrial and Agricultural divisions of the Company until 1989. Mr. Jaffee was Group Vice President of Canadian Operations, Management Information Systems and Finance of the Company in 1990. From 1990 to 1992, Mr. Jaffee was Group Vice President, Domestic and Canadian Operations of the Company. From 1992 to 1995, Mr. Jaffee was Group Vice President, Consumer Products of the Company. Since 1992 he has been Chief Financial Officer of the Company and Chief Executive Officer of Favorite Products, Ltd., a subsidiary of the Company. Mr. Jaffee became President and Chief Operating Officer of the Company in August, 1995.

ROBERT D. JAFFEE, AGE 62
CHAIRMAN OF THE BOARD, AMCO CORPORATION
DIRECTOR SINCE 1956

     Mr. Jaffee graduated from the University of Illinois in 1954. After serving in the United States Army, he joined the Company in 1956. Mr. Jaffee served as Executive Vice President of the Company from 1957 to 1991. In 1957, Mr. Jaffee founded Amco Corporation, a manufacturer of proprietary food service equipment for institutional and consumer markets, and was its president until 1988. Mr. Jaffee has served as Chairman of the Board of Amco since 1988. Mr. Jaffee is a former president of the National Association of Food Equipment Manufacturers and is a retired member of the National Sanitation Foundation and the Joint Committee on Food Equipment. He is a director of the Greater North Pulaski Development Corporation, World President's Organization and Chairman of the Board for Clearbrook Center for the Developmentally Challenged.

J. STEVEN COLE, AGE 61
PRESIDENT, COLE AND ASSOCIATES
CHAIRMAN OF THE BOARD, SAV-A-LIFE SYSTEMS, INC.
DIRECTOR SINCE 1981

     Mr. Cole graduated from the University of Wisconsin in 1957. After serving as an officer in the United States Army, he received a masters degree from the American Graduate School for International Business following graduate studies at the University of Michigan. He began his career at Abbott Laboratories in 1962. Later, he joined G.D. Searle and Company, where he became Vice President of the Asian and Canadian Divisions, a position he held until 1986. In 1986, Mr. Cole joined A.H. Robins Company, where he was a Senior Vice President responsible for all international operations until 1990. In 1990, he became president of Cole and Associates, an international consulting firm. In 1990 Mr. Cole also became president of SAV-A-LIFE Systems, Inc., a firm selling specialty products to the dental and medical professions. He held this position until 1994 when he became Chairman of the Board. Mr. Cole is also a director of Chapman's Partners and the Midlands Youth Foundation.

RONALD B. GORDON, AGE 52
PRESIDENT, GORDON INVESTMENT GROUP

     Mr. Gordon graduated from the University of Pennsylvania in 1964 and received a master's degree from Columbia University in 1966. Mr. Gordon worked in brand management and advertising management for Proctor & Gamble from 1966 to 1983. In 1983, Mr. Gordon joined Playtex Family Products Corporation as Vice President and General Manager of U.S. Family Products. He became Senior Vice President and General Manager of U.S. and Canadian Playtex Family Products in 1985 and held that position through 1987. Mr. Gordon was Executive Vice President of the Playtex Family Products Corporation from 1988 through 1989. During 1990, Mr. Gordon was an independent executive consultant. Mr. Gordon joined Goody Products, Inc. in 1991 as President and Chief Operating Officer and held that position until 1994. Mr. Gordon founded Gordon Investment Group, a company which finances and oversees start-up businesses, in 1994. He is a director of Creative Products Resource, Beyond the Wall and Magnif-Eyes. Mr. Gordon is an associate trustee of the University of Pennsylvania, a director of the YMCA of Westport/Weston and a member of the Westport School Restructuring Committee.

EDGAR D. JANNOTTA, AGE 64
SENIOR PARTNER, WILLIAM BLAIR & COMPANY
DIRECTOR SINCE 1969

     Mr. Jannotta graduated from Princeton University in 1953 and after graduation served as an officer in the United States Navy. He received a master's degree from Harvard Business School in 1959. Mr. Jannotta joined William Blair & Company in 1959. Mr. Jannotta served as managing partner of William Blair & Company from 1977 until 1995 and is now a senior partner. He is a director of AAR Corp., Aon Corporation, Bandag, Incorporated, Commonwealth Edison Company, Molex, Incorporated, New York Stock Exchange, Inc., and Safety-Kleen Corp. Mr. Jannotta is a trustee of Rush-Presbyterian-St. Luke's Medical Center, Lyric Opera of Chicago, Chicago Historical Society, Chicago Foundation for Education and The University of Chicago. He is Chairman of the Executive Committee for Chicago Community Trust.

JOSEPH C. MILLER, AGE 53
VICE-CHAIRMAN OF THE BOARD OF THE COMPANY
DIRECTOR SINCE 1989

     Mr. Miller graduated from the West Virginia School of Business in 1964. After serving as an officer in the United States Army, he joined Republic Steel Corporation in 1969. Mr. Miller has served as president of Lowes, Inc., Inland Distributing and Whiteford Transportation Systems. He joined the Company in 1989 as Vice President of Corporate Planning and Marketing. He served as Group Vice President for Sales, Marketing and Distribution from 1990 to 1993. Mr. Miller was Senior Vice President for the Consumer, Industrial & Environmental and Transportation Groups of the Company from 1993 to 1995. He became Vice Chairman of the Board in 1995. Mr. Miller is a director of Society Bank of Indiana and Travelmore, Inc. He is a trustee of St. Joseph Care Group and Co-Chairman of the Center of Hope Campaign.

PAUL J. MILLER, AGE 66
PARTNER, SONNENSCHEIN NATH & ROSENTHAL
DIRECTOR SINCE 1975

     Mr. Miller graduated from Yale University in 1950. He received his law degree from Harvard Law School in 1953. Mr. Miller served as an officer in the Judge Advocate General's Corps of the United States Army from 1954 to 1957. He joined Sonnenschein Nath & Rosenthal, attorneys and general counsel to the Company, in 1957. He has been a partner of the firm since 1963.

HAYDN H. MURRAY, AGE 71
PROFESSOR EMERITUS OF GEOLOGY, INDIANA UNIVERSITY
PRESIDENT, H. H. MURRAY AND ASSOCIATES
DIRECTOR SINCE 1984

     After serving in the military as an officer from 1943 to 1946, Dr. Murray attended the University of Illinois, from which he received a bachelor's, a master's and a doctorate. Upon completion of his doctorate, Dr. Murray joined Indiana University, becoming Associate Professor in 1954. Dr. Murray joined Georgia Kaolin as its Director of Research and Development in 1957 and held several executive positions including Executive Vice President from 1964 until 1973. He returned to Indiana University as Chairman of the Department of Geology in 1973 and held that position until 1984. He was Professor of Geology from 1984 to 1994 and Professor Emeritus from 1994 to present. In 1994, Dr. Murray formed H.H. Murray and Associates, a consulting firm. He is a trustee of the Grassmann Trust, Union Foundation, Geological Society of America Foundation, Society for Mining, Metallurgy and Exploration Foundation and the American Geological Institute Foundation.

ALLAN H. SELIG, AGE 61
PRESIDENT AND CHAIRMAN OF THE BOARD, SELIG EXECUTIVE LEASING
PRESIDENT, MILWAUKEE BREWERS BASEBALL CLUB, INC.
CHAIRMAN OF THE EXECUTIVE COUNCIL OF MAJOR LEAGUE BASEBALL
DIRECTOR SINCE 1969

     Mr. Selig received a bachelor's degree from the University of Wisconsin in 1956. After two years in the United States Army, Mr. Selig joined Selig Chevrolet, Inc. He served as president of Selig Chevrolet, Inc. from 1984 until 1990. Since 1990 he has served as Chairman of the Board and President of Selig Executive Leasing Company. Mr. Selig became president of the Milwaukee Brewers Baseball Club, Inc. in 1970 and has chaired the Executive Council of Major League Baseball since 1992. Mr. Selig is a director of the Green Bay Packers, Baird Mutual Funds, Greater Milwaukee Committee, University of Wisconsin Medical School, Marcus Corp. and the Milwaukee Club. He is founder and Vice Chairman of Athletes for Youth and co-founder of the Child Abuse Prevention Fund.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended July 31, 1995, 1994 and 1993, the compensation of the chief executive officer and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL              LONG TERM COMPENSATION(9)
                                                 COMPENSATION(1)(2)    ---------------------------------
              NAME AND                FISCAL    --------------------                         ALL OTHER
         PRINCIPAL POSITION            YEAR      SALARY      BONUS      OPTION AWARDS       COMPENSATION
------------------------------------  ------    --------    --------   ----------------     ------------
Richard Jaffee......................    95      $300,000    $ 32,796        22,500            $ 59,965(3)(4)(5)(6)
  President, Chief                      94       300,000      91,660            --              49,463
  Executive Officer                     93       256,804     160,584            --              49,107
Norman B. Gershon...................    95       225,000    $  7,500            --               7,880(7)
  Vice President,                       94       212,800      10,000            --               6,898
  International                         93       212,800      10,000            --               7,004
Joseph C. Miller....................    95      $175,000    $ 16,740         1,250                  --
  Senior V.P., Consumer,                94       167,500      49,755            --                  --
  Industrial & Environmental            93       160,000      76,134            --                  --
     and Distribution
Herbert V. Pomerantz(11)............    95      $142,500    $ 12,852         7,500(10)             250(8)
  Senior V.P., Agricultural &           94       136,000      38,090            --                 125
  Specialty Products and                93        66,000      29,436         5,000                  --
  Research & Development
Daniel S. Jaffee....................    95      $138,000    $ 13,200        37,500(10)             250(8)
  Group Vice President,                 94       102,000      36,358            --                 250
  Consumer Products Division,           93        93,000      60,288            --                 250
     Chief Financial Officer

---------------
 (1) Amounts shown include cash compensation earned during the year covered, whether received or deferred at the election of the officer, including amounts earned but deferred at the election of those officers pursuant to the Company's Key Employee and Director Deferred Compensation Program. In the fiscal year ended July 31, 1995, $50,000 of compensation was deferred by Richard M. Jaffee. Effective with respect to deferrals elected after December 31, 1995, the Program will be replaced by the new Oil-Dri Corporation of America Deferred Compensation Plan. Interest on deferred compensation under the Program and the Plan is described under the heading, "Remuneration of Directors."

 (2) None of the named executive officers received perquisites or other personal benefits for each fiscal year shown in excess of the lesser of $50,000 or 10% of his total salary and bonus in such fiscal year.

 (3) For the fiscal year ended July 31, 1995, includes $4,846 of interest accrued on income deferred by Richard M. Jaffee under the Company's Key Employee and Director Deferred Compensation Program in excess of 120% above the applicable Federal rate under Internal Revenue Code Section 1274(d).

 (4) Certain officers, including Richard M. Jaffee, are provided split dollar life insurance. The premiums paid by the Company on each of the split dollar policies, net of dividends, are charged to open accounts established by the Company. No interest accrues on the balance of the open accounts. On the death of the employee, the estate of the deceased is obligated to pay the balance of the deceased's open account in full. In fiscal years ended July 31, 1995, 1994 and 1993, the Company paid no premiums on these policies; the premiums were paid by earnings on the policies.

 (5) The Company also provides split dollar joint survivorship life insurance policies in the aggregate amount of $10,000,000 on the lives of Richard M. Jaffee and his wife, with payment to be made on the death of the last to survive, on terms similar to those described in Note (4) above relating to payment of

                                         (footnotes continued on following page)
     premiums, payment of interest on account balances and the obligation to pay open account balances upon death.

 (6) $16,019 represents payments on behalf of Mr. Jaffee by the Company and Oil-Dri, S.A., a Company subsidiary, to defined contribution plans. $4,261 constitutes the economic benefit to Mr. Jaffee associated with his interest in the cash surrender value of the policies described in Note (4). $13,045 constitutes the economic benefit to Mr. Jaffee of the term life component of the split dollar policies described in Note (5); Mr. Jaffee pays this amount directly to the insurance company as premium and is reimbursed by the Company. $21,794 constitutes the estimated economic benefit for fiscal year 1995 of an agreement between the Company and Mr. Jaffee to pay Mr. Jaffee $300,000 upon his retirement. On death or total disability of Mr. Jaffee, the Company has agreed to pay his widow or the Richard M. Jaffee Revocable Trust an amount equal to two fiscal years' compensation based upon the highest amount per fiscal year paid him during the period beginning August 1, 1988.

 (7) Mr. Gershon's compensation includes a cost-of-living factor reflecting the fact that Mr. Gershon is based in Switzerland. $7,880 represents payments on behalf of Mr. Gershon by Oil-Dri, S.A., a subsidiary, to a defined contribution plan.

 (8) Amounts shown represent payments on behalf of Mr. Pomerantz and Mr. Daniel
     S. Jaffee by the Company to a defined contribution plan.

 (9) No stock appreciation rights (SARs), restricted stock awards or long-term incentive plan payouts were granted or earned in any fiscal year covered by this table.

(10) Includes the grant of options in consideration for the cancellation of options. See the "Ten Year Option Pricing Table".

(11) Mr. Pomerantz resigned from the Company effective October 31, 1995.

STOCK OPTIONS

     Shown below is information with respect to (i) options to purchase the Company's Common Stock granted in the fiscal year ended July 31, 1995 to the executive officers named in the "Summary Compensation Table" ("Named Officers") and (ii) unexercised options to purchase the Company's Common Stock which were held as of July 31, 1995 by the Named Officers. No options were exercised by any of the Named Officers listed below during the 1995 fiscal year. In addition, the "10 Year Option Repricing Table" furnishes information on all Company adjustments and amendments of the exercise prices of options or stock appreciation rights for the last 10 years.

                               1995 OPTION GRANTS

                                                                                            POTENTIAL REALIZED
                                                                                             VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF
                                                   % OF TOTAL                                  STOCK PRICE
                                                    OPTIONS                                  APPRECIATION FOR
                                    NUMBER OF      GRANTED TO                                 OPTION TERM(1)
                                     OPTIONS      EMPLOYEES IN    EXERCISE    EXPIRATION    ------------------
              NAME                 GRANTED(2)     FISCAL YEAR      PRICE         DATE       5% ($)     10% ($)
--------------------------------   -----------    ------------    --------    ----------    -------    -------
Richard M. Jaffee...............      22,500         11.41%       $ 19.375       8/29/04    274,159    694,772
Norman B. Gershon...............         -0-
Joseph C. Miller................       1,250           .63%         19.375       8/29/04     15,231     38,598
Herbert V. Pomerantz............       5,000(3)       3.80%         19.000       8/16/04     59,745    151,406
                                       2,500                        19.375       8/29/04     30,462     77,197
Daniel S. Jaffee................      15,000(3)      19.01%         19.000       8/16/04    179,235    454,217
                                      22,500                        19.375       8/29/04    274,159    694,772

---------------
(1) Potential gains are net of exercise price, but before any taxes that may be associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions, and the option holders' continued employment through the term of the option. The amounts reflected in this table may not necessarily be achieved.
                                              (footnotes continued on next page)

(2) The Company's option plans are administered by the Stock Option Committee of the Board of Directors. All options granted in the fiscal year ended July 31, 1995 have an exercise price equal to the fair market value on the date of grant and unless otherwise noted, options vest over a five year period with 20% vesting on the first anniversary of the grant date and 20% vesting on each anniversary date for four thereafter. The Company granted options to purchase an aggregate of 197,250 shares to all employees in fiscal 1995, including options issued upon cancellation of options previously granted. All options granted during fiscal 1995 were granted under the Oil-Dri Corporation of America 1988 Stock Option Plan.

(3) Options were re-granted and issued on August 16, 1994 upon cancellation of options previously granted. See "Ten Year Option Repricings Table" for additional information. These options are 100% vested and exercisable on the first anniversary of the grant date.

                       OPTION FISCAL YEAR END VALUE TABLE

                                                                                   VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                       OPTIONS AT FY-END                  FY-END
                     NAME(1)                       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
-------------------------------------------------- -------------------------   ----------------------------
Richard M. Jaffee.................................          -0-/22,500                      --
Norman B. Gershon.................................        1,570/-0-                         --
Joseph C. Miller..................................       17,500/1,250                       --
Herbert V. Pomerantz..............................          -0-/7,500                       --
Daniel S. Jaffee..................................        1,562/37,500                      --

---------------
(1) No stock appreciation rights (SARs) were granted in the fiscal year covered by this table.

(2) The exercise price of the options was greater than the market price of Common Stock on July 31, 1995.

                      TEN YEAR OPTION REPRICING TABLE (1)

                                                                                              LENGTH OF
                                                                                               ORIGINAL
                                        NUMBER OF                                               OPTION
                                        SECURITIES                                               TERM
                                        UNDERLYING   MARKET PRICE     EXERCISE                REMAINING
                                         OPTIONS     OF STOCK AT      PRICE AT                AT DATE OF
                                         REPRICED      TIME OF        TIME OF        NEW      REPRICING
                             DATE OF    OR AMENDED   REPRICING OR   REPRICING OR   EXERCISE       OR
           NAME             REPRICING     (#)(2)     AMENDMENT($)   AMENDMENT($)   PRICE($)   AMENDMENT
--------------------------  ---------   ----------   ------------   ------------   --------   ----------
Herbert V. Pomerantz......    8/16/94      5,000         19.00         22.375        19.00    102 months
  Senior Vice President
Daniel S. Jaffee..........    8/16/94     15,000         19.00         22.75         19.00     79 months
  Group Vice President and
  Chief Financial Officer

---------------
(1) The options in the table were repriced by the Stock Option Committee at the market price on the date of regrant in order to further incent these key executive officers.

(2) Repriced options were granted on a one for one basis.

PENSION PLANS

     The Company's pension plan covering salaried employees is a non-contributory, qualified, defined benefit plan. The plan provides for pensions based on credited years of service and cash compensation (excluding compensation paid under the Company's Incentive Bonus Plan) during the highest paid consecutive five years during the last ten years of employment. The following table presents estimated annual retirement benefits payable upon normal retirement at age 65 and is computed on the basis of a 5-year certain and life annuity. The benefits listed are not subject to a deduction for social security or other offset amounts.

                                                    ESTIMATED ANNUAL BENEFITS AT YEARS OF SERVICE
                                                                      INDICATED
          HIGHEST CONSECUTIVE 5-YEAR             ----------------------------------------------------
             AVERAGE COMPENSATION                15 YRS     20 YRS     25 YRS     30 YRS      35 YRS
----------------------------------------------   -------    -------    -------    -------    --------
      $125,000................................   $18,500    $24,700    $30,800    $37,000    $ 38,500
       150,000................................    22,600     30,200     37,700     45,200      47,900
       175,000................................    26,700     35,700     44,600     53,500      57,300
       200,000................................    30,900     41,200     51,400     61,700      66,800
       225,000................................    35,000     46,700     58,300     70,000      76,200
       250,000................................    39,100     52,200     65,200     78,200      85,600
       300,000................................    47,400     63,200     78,800     94,700     104,500

     The individuals named in the Summary Compensation Table are participants in the Company's pension plan and had compensation as defined in the pension plan for the fiscal year ended July 31, 1995 and number of years of service as of August 1, 1995 under the pension plan as follows: Richard M. Jaffee, $150,000, 37 years; Norman B. Gershon, $150,000, 25 years; Joseph C. Miller, $150,000, 5 years; and Herbert V. Pomerantz, $142,500, 2 years and Daniel S. Jaffee, $138,000, 7 years. Messers. Richard Jaffee, Norman B. Gershon and Joseph C. Miller are currently limited to $150,000 because of applicable Internal Revenue Code Limitations. The Company does not have a supplemental executive retirement program.

REMUNERATION OF DIRECTORS

     Effective January 1, 1995 each director of the Company who is not also an officer of the Company receives an annual retainer of $8,000 and also receives a fee of $2,000 for each meeting attended.

     Under the Company's Key Employee and Director Deferred Compensation Program, the Company's directors are entitled to defer all or a portion of their director compensation at an interest rate of 2 1/2% in excess of the Moody's Bond Yield. Effective with respect to deferrals elected after December 31, 1995, the Program is being replaced by the new Oil-Dri Corporation of America Deferred Compensation Plan, which provides for an interest rate equal to the Company's short term cost of borrowing from time to time. During the fiscal year ended July 31, 1995, Messrs. Robert D. Jaffee and Edgar D. Jannotta deferred director compensation under the Program.

     In addition to their director remuneration, during the fiscal year ended July 31, 1995, Mr. Robert D. Jaffee and Mr. Haydn H. Murray were paid $30,000 and $8,793 respectively for consulting services.

2. APPROVAL OF THE OIL-DRI CORPORATION OF AMERICA 1995 LONG TERM INCENTIVE PLAN

     On August 10, 1995, the Board of Directors approved the establishment of the Oil-Dri Corporation of America 1995 Long Term Incentive Plan (the "1995 Plan"), effective August 10, 1995. The Board of Directors amended the 1995 Plan effective October 31, 1995, and, as so amended, the 1995 Plan is subject to stockholder approval at the 1995 Annual Meeting of Stockholders. The 1995 Plan, if approved, will continue through August 10, 2005. Upon approval of the 1995 Plan, the Oil-Dri Corporation of America 1988 Stock Option Plan shall terminate for purposes of future grants. The options outstanding under the Oil-Dri Corporation of America 1988 Stock Option Plan shall remain outstanding and exercisable in accordance with their respective terms.

     The purpose of the 1995 Plan is to provide a means by which the Company can provide incentives which will attract and retain key employees. The Board believes that the 1995 Plan will direct the focus of key employees to the long term success of the Company by making a portion of such employee's compensation dependent on the Company's long term success. The 1995 Plan is designed to reward and motivate key employees for such long term success and to encourage them to identify with the interests of stockholders.

     The following description of the 1995 Plan is qualified in its entirety by reference to the full text of the 1995 Plan which is attached as Appendix A to this Proxy Statement.

NUMBER OF SHARES

     An aggregate of 500,000 shares has been reserved for the purpose of the 1995 Plan. All shares of stock awarded under the 1995 Plan will be Class A Common Stock, except that, if there is no Class A Common Stock issued or publicly traded on a securities exchange when such awards are exercised, the shares awarded would be Common Stock. Awards authorized by the 1995 Plan include options (including non-qualified and incentive options), stock appreciation rights, performance shares/units, restricted stock, phantom stock, and stock bonuses. No individual grantee may be granted stock options and stock appreciation rights to purchase more than twenty-five percent of the maximum number of shares of Common Stock subject to grant under the 1995 Plan.

ADMINISTRATION

     The 1995 Plan will be administered by the Stock Option Committee (the "Committee") which shall consist of not less than three "disinterested persons" within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 (the "1934 Act").

     The Committee has full discretion (subject to express provisions of the 1995 Plan) to select the persons to whom, and the times when awards are to be granted, as well as the size, type and terms of such awards; to interpret the 1995 Plan and prescribe the rules and regulations thereunder; to cancel outstanding awards with the consent of the grantee; to accelerate or extend the time (but not to more than 10 years from the date of the grant) during which any award may be exercised, and to accelerate or waive any or all restrictions and conditions applicable to any award.

ELIGIBILITY

     Awards may be granted to any of the approximately 685 employees of the Company or any of its Subsidiaries, but it is contemplated that awards will be made only to key employees (approximately 35, including the 7 executive officers). In selecting the individuals to whom awards are granted, as well as in determining the number of shares of stock subject to, and the other terms and conditions applicable to, each award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the 1995 Plan.

AWARDS

     The Committee can grant nonqualified options and options qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. The option price must not be less than the fair market value of a share of the same class of Oil-Dri stock on the grant date. The term of an option cannot exceed 10 years from the date of grant. Payment of the option price may be made in cash, through the exchange of Company Stock (with approval of the Committee) or through a broker assisted exercise.

     The Committee can grant a stock appreciation right ("SAR") in connection with a stock option granted under the 1995 Plan or an SAR unrelated to any option. If SARs are identified with shares of stock subject to an option then, unless otherwise provided in the applicable award agreement, the grantee's associated stock appreciation rights shall terminate upon the exercise, expiration, termination or cancellation of such option.

     The Committee can grant performance units and performance shares. The Committee will determine at the time of grant the length of an award period (not less than 1 year and not greater than 5 years), the maximum payment value of an award and the minimum performance goals required before payout.

     The Committee may grant shares of restricted stock. At the Committee's option, restricted stock may be made subject to forfeiture upon termination of employment, if the Company or the grantee fails to meet specified performance goals (if any) within a specified time period, or upon failure to satisfy such other restrictions as the Committee may specify.

     The Committee may also grant shares of phantom stock or shares of stock as a bonus, or grant and associate any award with any other award (tandem awards) on terms and conditions determined by the Committee.

TRANSFERABILITY OF AWARDS

     Each award (other than restricted stock) granted under the 1995 Plan shall by its terms not be assignable or transferable, other than as permitted pursuant to the applicable provisions of Rule 16b-3 under the 1934 Act and as provided in the 1995 Plan and in the applicable award agreement and may be exercised, during the grantee's lifetime, only by the grantee.

CHANGE OF CONTROL

     The 1995 Plan provides that, in the event of a change of control (as defined in the Plan) of the Company, all unvested Awards become immediately vested and exercisable.

AMENDMENT OF THE PLAN

     The Plan may be amended by the Company's Board of Directors except as stockholder approval may be required to retain incentive stock option treatment, to retain exemption from potential liability under Section 16(b) of the 1934 Act, or under any listing requirements of any securities exchange on which any of the Company's equity securities are listed.

MARKET PRICE

     At October 26, 1995, the per share market value of the Common Stock of the Company was $14.125. As of that date, no Class A Common Stock had been issued.

                        FEDERAL INCOME TAX CONSEQUENCES

STOCK OPTIONS

     The grant of an incentive stock option or a nonqualified stock option, or the addition of an SAR to an option, does not result in income for the grantee or in a deduction for the Company. The exercise of a nonqualified stock option does result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required.

     Neither the grant nor the exercise of an incentive stock option results in taxable income for the grantee. The excess of the market value of the shares over the exercise price of the shares on the exercise date, however, is an "item of adjustment" for alternative minimum tax purposes. When a grantee disposes of shares acquired by exercise of an incentive stock option, the grantee's gain (the difference between the sale proceeds and the price paid by the grantee for the shares) upon the disposition will be taxed as long term capital gain provided the grantee (i) does not dispose of the shares within two years after the date of grant nor within one year after the transfer of shares upon exercise, and (ii) exercises the option while an employee of the Company or a Subsidiary or within three months after termination of employment for reasons other than death or disability. Under these circumstances the Company does not receive any deductions for the amount of the grantee's gain. If the shares are disposed of before the expiration of either period, the disposition generally will result in ordinary income for the grantee and a deduction for the Company equal to the lesser of the difference between the sale proceeds and the exercise price and the difference between the fair market value on the date of exercise and the exercise price. Any excess or deficit will be treated as capital gain or loss.

RESTRICTED STOCK AND OTHER AWARDS

     Awards to employees under the 1995 Plan may include sales, bonuses or other grants of shares that are subject to restrictions or vesting schedules. The recipient will generally not be taxed until the restrictions on such shares expire or are removed, at which time he or she will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. Certain recipients may, however, elect to recognize income immediately upon receipt of the award under Section 83(b) in which case he or she will recognize ordinary income, and the Company will be entitled to a deduction, on the date of receipt of the restricted shares, equal to the excess of the fair market value of the shares on that date over the purchase price.

OPTIONS GRANTED

     On October 5, and October 30, 1995, the Committee awarded options covering 169,000 and 4,000 shares respectively, under the 1995 Plan, subject to the approval of the 1995 Plan by the Company's stockholders. Included in the 173,000 shares noted above were: Richard M. Jaffee, 20,000; Norman B. Gershon, 4,000; Joseph C. Miller, 5,000; Daniel S. Jaffee, 40,000. The total options awarded to all executive officers were 72,000. Heidi Jaffee, spouse (and therefore an associate) of Daniel S. Jaffee and corporate attorney of the Company was awarded 2,000. All employees of the Company (excluding executive officers) were awarded 101,000. The option price for each option is $15.125. The term of each option is ten years. Twenty-five percent (25%) of the grant vests 2 years following the date of the grant. An additional 25% vests on each of the three succeeding anniversaries of the date of grant.

BOARD RECOMMENDATION

     The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the 1995 Plan in order to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE OIL-DRI CORPORATION OF AMERICA 1995 LONG-TERM INCENTIVE PLAN.

                      REPORT OF THE COMPENSATION COMMITTEE
                                       OF
                         OIL-DRI CORPORATION OF AMERICA
                                       ON
                             EXECUTIVE COMPENSATION

COMPENSATION POLICY

     Oil-Dri's compensation policy, approved by its Compensation Committee, is to provide its executive officers and other salaried employees with compensation opportunities competitive with comparable size companies, reflecting annual incentive opportunities commensurate with Company performance and level of responsibility, while allowing for recognition of individual performance. In determining the marketplace, Oil-Dri refers to salary surveys prepared and published by several large consulting firms. The companies represented in the surveys participate on a voluntary basis. The companies in the surveys are not the same group as that included in the Peer Group on the Performance Graph. On occasion the Company also uses the services of outside consultants. Using these sources, the Company sets its compensation policy to reflect the median of the marketplace. Further aligning compensation with overall Company performance, Oil-Dri makes periodic awards of stock options to key management officers and employees. This policy, the components of compensation which implement it, and its administration, continue essentially unchanged from those reported in fiscal 1994.

     At present compensation levels, and given the performance based nature of the Company's Stock Option Plan, limitations on federal income tax deductibility of a top officer's compensation in excess of $1,000,000 have no impact. In general, the Company favors the preservation of tax deductibility, but reserves the right to reconsider this position.

COMPENSATION COMPONENTS

     Cash compensation has two components, base salary and annual incentive bonus. The Company has a number of salary grades reflecting differing levels of responsibility. For each salary grade, a minimum and maximum salary range is established based on a survey of comparable-sized companies. The incentive compensation is a target bonus equal to a percentage of the individual's annual base salary. This percentage is determined by the salary grade which reflects the level of responsibility and expected contribution of the position to the Company's financial results. For the target to be achieved, Oil-Dri must meet projected financial goals ("Plan") which are reviewed by the Compensation Committee; minimum and maximum payouts are then set in relation to the achievement of these financial thresholds. In addition, the Plan permits discretionary adjustments up or down within a range, based on evaluation of a particular individual's contribution. In the fiscal year ended July 31, 1995, the Company fell short of its projected annual earnings by 24.42% and, in accordance with the terms of the Plan, bonuses were reduced by 72.67% from their target.

     The annual incentive plan is designed to require communication to employees of expectations for Company performance and for potential individual rewards. It establishes a threshold for required Company performance before any bonus is earned and provides for a significant addition if projected financial goals are exceeded. Thus, it directly links Company performance and total annual pay. It provides for broad based participation, so that each employee recognizes that he or she can contribute to the Company's success.

ADMINISTRATION OF THE COMPENSATION PROGRAM

     During the year there is a review of employee performance and progress. At least once a year employee performance is documented and plans for employee development are discussed. At that review the employee's salary is reviewed and, based on the position of the salary within the salary range and the performance of the individual, a base salary change may, but will not necessarily, be recommended. On the basis of that review, any adjustment to reflect the employee's performance in incentive bonus is also determined.

     The Compensation Committee reviews, and generally oversees the Company's compensation program. The Company reviews with the Compensation Committee the prior year's salary results for the various base salary ranges and incentive bonus targets, and reviews the base salary ranges and the target bonus percentages for the coming year. In reviewing target bonus percentages for the coming fiscal year, the Company presents its earnings expectations for that year. For the fiscal year ending July 31, 1996, to give effect to its new product marketing campaign, the Company recommended and the Compensation Committee approved adoption of dual financial targets for 1996 incentive bonus: a pre-tax earnings target and an increased sales target.

     Company recommendations for stock option grants to be made from time to time are reviewed with, and approved by, the Company's Stock Option Committee, whose members are the same as those of the Compensation Committee.

     The Committee determined that the compensation of Mr. Richard M. Jaffee, President and Chief Executive Officer, for the fiscal year ended July 31, 1995, had been established and administered in a manner consistent with that described above. In doing so, it reviewed the Company's strategic and financial goals, Mr. Jaffee's personal performance as President and Chief Executive Officer, the Company's performance, and considered its review of the compensation of chief executive officers at corporations of similar size and type of business, as well as the strong correlation that exists between the Company's performance and Mr. Jaffee's efforts. It noted in particular that Mr. Jaffee's bonus, like that of other plan participant's, had been reduced to reflect the fact that the Company achieved only 27.33% of its incentive target so that Mr. Jaffee's 1995 bonus was $32,796, contrasted with his 1994 bonus of $91,660.

     The Committee determined that Mr. Jaffee's base salary for fiscal 1996 should remain at $300,000.

                                          COMPENSATION COMMITTEE
                                          (AND STOCK OPTION COMMITTEE)
                                          Allan H. Selig, Chairman
                                          J. Steven Cole
                                          Paul J. Miller

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Selig, a director of the Company and a member of both the Compensation Committee and the Stock Option Committee, is President of Selig Executive Leasing Company. During the fiscal year ended July 31, 1995, the Company paid a subsidiary of Selig Executive Leasing Co., an aggregate of $117,902 in connection with the leasing by the Company of automobiles from such subsidiary. The Company is obligated under the leases to make payments aggregating $55,342 and $7,697 in fiscal years 1996 and 1997, respectively. The Company believes that the leases are on terms no less favorable than would be available from a disinterested third party. Mr. Miller, a director of the Company and a member of both the Compensation and Stock Option Committees is a partner of Sonnenschein, Nath & Rosenthal, general counsel to the Company.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly cumulative total shareholders' return on the Company's Common Stock against the yearly cumulative total return of the Russell 2000 and the Russell 2000 Materials and Processing Economic Sector Index (Peer Group). The graph assumes that the value of the investment in the Company's Common Stock, the Russell 2000 Index and the Russell 2000 Materials and Processing Economic Sector Index was $100 on July 31, 1990 and that all dividends were reinvested.

                       FIVE YEAR CUMULATIVE TOTAL RETURNS
                         OIL-DRI CORPORATION OF AMERICA

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)             ODC        RUSSELL 2000     PEER GROUP
1990                                    100.00          100.00          100.00
1991                                     72.86          109.58          103.87
1992                                     68.07          125.48          111.88
1993                                     99.45          154.85          133.45
1994                                     76.81          162.09          143.88
1995                                     67.30          202.50          165.21

                               OTHER INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Blackman Kallick Bartelstein as its independent public accountants for the current fiscal year. Blackman Kallick Bartelstein served in such capacity for the fiscal year ended July 31, 1995. Representatives of Blackman Kallick Bartelstein will be present at the Annual Meeting with an opportunity to make a statement if they so desire and to answer questions that any stockholder may have.

ANNUAL REPORT ON FORM 10-K

     This Proxy Statement does not include information regarding executive officers called for by Item 401(b) of Regulation S-K because such information was furnished in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1995, and such information is incorporated herein by reference thereto. The Company's Annual Report on Form 10-K was filed with the Securities and Exchange Commission on October 26, 1995. EACH STOCKHOLDER MAY OBTAIN A COPY OF THE COMPANY'S 1995 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FROM THE COMPANY AT NO CHARGE BY WRITTEN REQUEST TO THE OFFICE OF STOCKHOLDER RELATIONS, OIL-DRI CORPORATION OF AMERICA, 410 NORTH MICHIGAN AVENUE, SUITE 400, CHICAGO, ILLINOIS 60611.

STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in proxy material for the 1996 Annual Meeting of Stockholders should be addressed to the Office of Stockholder Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611, and must be received before July 6, 1996.

                                3. OTHER MATTERS

     At this time, the Board of Directors is not aware of any matters not referred to herein which might be presented for action at the meeting. However, if any other business should come before the meeting, votes may be cast in respect to such matters in accordance with the best judgment of the person or persons acting under the proxies.

                                          By Order of the Board of Directors

                                          RICHARD M. JAFFEE
                                          Chairman and Chief Executive Officer
Chicago, Illinois
November 3, 1995

                                                                       EXHIBIT A

                         OIL DRI CORPORATION OF AMERICA

                         1995 LONG TERM INCENTIVE PLAN

     1. Establishment, Purpose and Effective Date and Termination of the Oil-Dri Corporation of America 1988 Stock Option Plan.

     (a) Establishment. The Company hereby establishes the Oil-Dri Corporation of America 1995 Long-Term Incentive Plan ("Plan").

     (b) Purpose. The primary purpose of the Plan is to provide a means by which key employees of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

     (c) Effective Date. The Plan shall become effective upon its adoption by the Board, subject to the approval of the votes of a majority of the shares of Common Stock and Class B Stock of the Company voting together present or represented by proxy at the 1995 annual meeting of stockholders. Until such approval shall have been obtained, no Option, stock appreciation right, or performance unit shall be exercised, no stock bonus shall be granted, no performance share shall be paid, and no shares of restricted stock shall become nonforfeitable. If such shareholder approval is not obtained at the 1995 annual meeting of shareholders, all Awards shall automatically become null and void and no further Awards shall be granted.

     (d) Termination of the Oil-Dri Corporation of America 1988 Stock Option Plan. Effective upon stockholder approval of this Plan, the Oil-Dri Corporation of America 1988 Stock Option Plan shall terminate and the shares of Stock allotted for stock option grants under that plan, which are not the subject of outstanding options granted under that plan, shall not be available for the granting of any further options or other awards under that plan or any other employee or director plan or arrangement of the Company. The options outstanding under the Oil-Dri Corporation of America 1988 Stock Option Plan shall remain outstanding and exercisable in accordance with their respective terms.

     2. Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     (a) "Award" means Options, shares of restricted Stock, stock appreciation rights, performance units, or performance shares stock bonuses or shares of phantom stock granted under the Plan.

     (b) "Award Agreement" means the written agreement by which an Award is evidenced.

     (c) "Beneficial Owner," "Beneficially Owned," "Beneficially Owning," and "Beneficial Ownership" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

     (d) "Board" means the board of directors of the Company.

     (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend (either as a dividend of the same class of Stock or as a dividend of a different class of Stock), stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

                                       1A

     (f) "Change of Control" means any of the following

          (i) Class B Stock together with the Common Stock held by the Beneficial Owner of the Class B Stock, has less than 50% of the Voting Power of the Company, and

             (A) the acquisition by any person or group of Beneficial Ownership of stock possessing more than 20% of the Voting Power of the Company, except that (i) no such person or group shall be deemed to own beneficially (a) any securities acquired directly from the Company pursuant to a written agreement with the Company, or (b) any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, and (ii) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares of such corporation and the Voting Power of such corporation are then Beneficially Owned, directly or indirectly, by the persons who were the Beneficial Owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the then outstanding Stock or the Voting Power of the Company, as the case may be; or

             (B) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act); or

          (ii) approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective Beneficial Owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company.

     For purposes of this definition, "person" means such terms as used in SEC Rule 13d-5(b) under the 1934 Act, and "group" means two or more persons acting together in such a way to be deemed a person for purposes of Section 13(d) of the 1934 Act.

     Notwithstanding the foregoing, a Change of Control shall be deemed not to have occurred with respect to any Grantee if such Grantee is, by written agreement, a participant on such Grantee's own behalf in a transaction in which the persons (or their affiliates) with whom such Grantee has the written agreement cause the Change of Control to occur and, pursuant to the written agreement, the Grantee has or is to acquire an equity interest in the resulting entity.

     (g) "Committee" means the committee of the Board appointed pursuant to
Article 4.

     (h) "Company" means Oil-Dri Corporation of America, a Delaware corporation.

     (i) "Disability" means for purposes of the exercise of an incentive stock option, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

     (j) "Effective Date" means the date that the Plan is adopted by the Board.

                                       2A

     (k) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

          (i) if the security is listed for trading on the New York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

          (ii) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market Systems ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

          (iii) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

          (iv) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the Common Stock of the Company as determined in good faith by the above terms.

     (l) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

     (m) "Grantee" means an individual who has been granted an Award.

     (n) "Incentive Stock Option" means an Option satisfying the requirements of
Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

     (o) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

     (p) "Measuring Period" has the meaning specified in Article 6(f)(ii)(B).

     (q) "Minimum Consideration" means the $.10 par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

     (r) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     (s) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

     (t) "Option" means an option to purchase Stock granted under the Plan.

     (u) "Option Price" means the per share purchase price of (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

     (v) "Performance Goals" has the meaning set forth in Article 6(j).

     (w) "Performance Percentage" has the meaning specified in Article 6(f)(ii)(C).

     (x) "Person" means a person within the meaning of Sections 13(d) or 14(d) of the 1934 Act.

     (y) "Plan" has the meaning set forth in Article 1(a).

     (z) "SEC" means the Securities and Exchange Commission.

     (aa) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

                                       3A

     (bb) "Stock" means Class A Common Stock or if no Class A Common Stock is issued and publicly traded on any securities market described in Article 2(k) above, then Common Stock par value $.10 per share, of the Company. Class A Common Stock, Class B Stock and Common Stock shall have the meaning as provided in the Company's Certificate of Incorporation.

     (cc) "Subsidiary" means for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition and, for all other purposes, a corporation with respect to which the Company owns, directly or indirectly, 25% or the then-outstanding common shares.

     (dd) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

     (ee) "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 25% of the Voting Power of such Subsidiary.

     (ff) "Voting Power" means the combined voting power of the then outstanding Voting Securities.

     (gg) "Voting Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

     3. Scope of the Plan.

     (a) Number of Shares Available Under the Plan. The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 500,000 (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to
Article 18). The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards.

     (b) Reduction in the Available Shares in Connection with Awards Grants. Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:

          (i) Performance Units Denominated in Dollars. In connection with the granting of each performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by the quotient of (x) the dollar amount represented by the performance unit divided by (y) the Fair Market Value of a share of Stock on the date immediately preceding the Grant Date of the performance unit.

          (ii) Other Awards. In connection with the granting of each Award, other than a performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated.

     Notwithstanding the foregoing, where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

     (c) Effect of the Expiration or Termination of Awards. If and to the extent an Award expires, terminates or is canceled or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, canceled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

                                       4A

     Notwithstanding anything contained in this Article 3, the number of shares of Stock available for Awards at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the 1934 Act will continue to be available for transactions involving all current and future Awards. In addition, during the period that any Awards remain outstanding under the Plan the Committee may make good faith adjustments with respect to the number of shares of Stock attributable to such Awards for purposes of calculating the maximum number of shares available for the granting of future Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the 1934 Act will continue to be available for transactions involving all current and future Awards.

     (d) Maximum Number of Options and Stock Appreciation Rights to any Individual Grantee. No individual Grantee may be granted Options and stock appreciation rights to purchase more than one-fourth of the maximum number of shares of Stock that may be made subject of Awards under the Plan as set forth in Article 3(a).

     4. Administration.

     (a) Committee Administration. Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than three "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act; provided, however, that the membership of the Committee shall be subject to such changes (including, if appropriate, a change in the minimum number of members of the Committee) as the Board deems appropriate and permissible to permit transactions pursuant to the Plan to be exempt from potential liability under
Section 16(b) of the 1934 Act.

     (b) Board Reservation and Delegation. The Board may, in its discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

     (c) Committee Authority. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

          (i) to grant Awards,

          (ii) to determine (A) when Awards may be granted and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

          (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

          (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including without limitation, rules with respect to the exercisability and non-forfeitability of Awards upon the Termination of Employment of a Grantee,

          (v) to determine the terms and provisions of the Award Agreements, including Performance Goals, if any, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at anytime, provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or
     (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law, regulation, ruling or judicial decision; provided that any such change shall be applicable only to Awards which have not been exercised;

          (vi) to cancel, with consent of the Grantee, outstanding Awards,

                                       5A

          (vii) to accelerate or extend (subject to Article 6(a)(ii)) the time during which any Award or Grant of Award may be exercised and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

          (viii) to make such adjustment or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

          (ix) to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

          (x) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

     (d) Committee Determinations Final. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5. Eligibility. Awards may be granted to any employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

     6. Conditions to Grants.

     (a) General Conditions.

          (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

          (ii) The term of each Award (subject to Article 6(c) with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement.

          (iii) The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

     (b) Grant of Options and Option Price. The Committee may, in its discretion, grant Options to acquire unrestricted Stock or restricted Stock to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

     (c) Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

          (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

          (ii) shall have a term of not more than ten years (five years, in the case of 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (iii) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("other Plans")), determined in accordance

                                       6A
     with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

          (iv) shall, if, with respect to any grant, the aggregate Fair Market Value of Stock (determined on the Grant Date) of all Incentive Stock Options previously granted under the Plan and any Other Plans ("Prior Grants") and any Incentive Stock Options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

             (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

             (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of Article 6(c)(iv)(A) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

          (v) shall be granted within ten years from the earlier of the date of the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

          (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issue pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions) within ten days of such disposition.

     (d) Grant of Shares of Restricted Stock.

          (i) The Committee may, in its discretion, grant shares of restricted Stock to any employee eligible under Article 5 to receive Awards.

          (ii) Shares of restricted Stock will be Class A Common Stock or if no Class A Common Stock is publicly traded on any securities market described in Article 2(k) on the Grant Date of such shares of restricted Stock, then such shares of restricted Stock shall be Common Stock.

          (iii) Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

             (A) whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

             (B) the per share purchase price of such shares, which may be zero, provided, however, that

                (1) the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share; and

                (2) if such shares are to be granted to a Section 16 Grantee and the purchase price is to be in excess of the Minimum Consideration, to the extent necessary so that such grant qualifies for the exemption provided pursuant to Rule 16b-3 under the 1934 Act, the per share purchase price of any such shares shall be at least 50% of the Fair Market Value of the Stock on the Grant Date;

                                       7A

             (C) the restrictions applicable to such grant; and

             (D) whether the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

          (iv) Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

             (A) cash, or

             (B) shares of restricted or unrestricted Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

     provided, however, that in the case of payments in shares of restricted or unrestricted Stock,

                (1) the use of shares of restricted or unrestricted Stock in payment of such purchase price by a Section 16 Grantee is subject to the prior receipt by the Company of either an option of counsel for the Company or an interpretive or "no action" letter from the staff of the SEC to the effect that such use of stock does not raise the potential for liability under Section 16(b) of the 1934 Act or render inapplicable any exemption otherwise available pursuant to Rule 16b-3 under the 1934 Act; and

                (2) if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

          (v) Upon the date that shares of restricted Stock become non-forfeitable, the Company shall exchange such shares of Common Stock for an equal number of shares of Class A Common Stock if such shares of restricted Stock have been granted as shares of Common Stock and if such A Common Stock is issued and publicly traded on any securities market as described in Article 2(k).

          (vi) The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted Stock shall be forfeited

             (A) except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

             (B) if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and Before the Grantee's Termination of Employment, or

             (C) upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

          (vii) If a share of restricted Stock is forfeited, then

                                       8A

             (A) the Grantee shall be deemed to have resold such share of restricted Stock to the Company at the lesser (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

             (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

             (C) such share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

          (viii) Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

     (e) Grant of Stock Appreciation Rights. The Committee may grant stock appreciation rights to any employee eligible under Article 5 to receive Awards. When granted, stock appreciation rights may, but need not, be identified with shares of Stock subject to a specific Option awarded to the Grantee (including any Option granted on or before the Grant Date of the stock appreciation rights) in a number equal to or different from the number of stock appreciation rights so granted. If stock appreciation rights are identified with shares of Stock subject to an Option then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated stock appreciation rights shall terminate upon the exercise, expiration, termination, forfeiture, or cancellation of such Option.

     (f) Grant of Performance Units and Performance Shares.

          (i) The Committee may, in its discretion, grant performance units or performance shares to any employee eligible under Article 5 to receive Awards.

          (ii) Before the grant of any performance unit or performance share, the Committee shall:

             (A) determine Performance Goals applicable to such grant,

             (B) designate a period, of not less than one year nor more than five years, for the measurement of the extent to which Performance Goals are attained (the "Measuring Period"), and

             (C) assign a "Performance Percentage" to each level of attainment of Performance Goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

     (g) Grant of Phantom Stock. The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under Article 5 to receive Awards and is employed outside the United States. Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

     (h) Grant of Stock Bonuses. The Committee may grant shares of Stock as a bonus to any individual eligible under Article 5 to receive Awards.

     (i) Tandem Awards. The Committee may grant and identify any Award with any other Award granted under the Plan, on terms and conditions determined by the Committee.

     (j) Performance Goals. Performance Goals shall mean the goals applicable to an Award which shall be set forth in a written document prior to the commencement of the Grantee's services to which the

                                       9A

Performance Goals under the Award relate and while the outcome is still substantially uncertain. In establishing Performance Goals, the Committee may consider such factor or factors relating to performance as it deems appropriate, including net income, growth in net income, earnings per share, growth of earnings per share return on equity, return on capital, or any other business criteria as contemplated in Section 162(m) of the Code. The Committee, if applicable, shall certify in writing prior to payment of compensation related to any applicable performance unit, performance share, restricted stock or share of phantom stock that the Performance Goals and any other material terms were satisfied. The Committee may, at any time, modify Performance Goals as a result of changes required in applicable laws. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a performance period, then, to the extent the Committee determines the Performance Goals are no longer appropriate, the Committee may adjust, change or eliminate the Performance Goals or as it deems appropriate in order to make them appropriate and comparable to the initial Performance Goals.

     7. Non-transferability. Each Award (other than restricted Stock) granted hereunder shall by its terms not be assignable or transferable, other than as permitted pursuant to the applicable provisions of Rule 16b-3 under the 1934 Act and as provided in the applicable Award Agreement, and may be exercised, during the Grantee's lifetime, only by the Grantee. Each share of restricted Stock shall be non-transferable until such shares become nonforfeitable. Notwithstanding the foregoing, the Grantee may, to the extent provided in the Plan and in a manner specified by the Committee (a) designate in writing a beneficiary to exercise his or her Options after the Grantee's death, and (b) transfer an Option (other than an Incentive Stock Option), stock appreciation right, performance unit or performance share to a revocable, inter vivos trust as to which the Grantee is both the settlor and the trustee, but in no event shall any such transfer be effective unless the Company shall have received an opinion of counsel for the Company or an interpretive or "no action" letter from the staff of the SEC to the effect that such a transfer does not raise the potential for liability under Section 16(b) of the 1934 Act or render inapplicable any exemption otherwise available pursuant to Rule 16b-3 under the 1934 Act.

     8. Exercise.

     (a) Exercise of Options. Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; provided, however, that all Options held by each Grantee shall become fully (100%) exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for twelve months following a hardship distribution to the Grantee, to the extent such exercise is prohibited under Treasury Regulation sec. 1.401(k)-1(d)(2)(iv)(B)(4). Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock or restricted Stock subject to the Option. Such stock will be Class A Common Stock or if no Class A Common Stock is publicly traded on any securities market described in Article 2(k) on the date such options are exercised, then Common Stock. The Option Price of any shares of Stock or restricted Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

          (i) cash,

          (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the exercise of the Option and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

          (iii) through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

     Payment in Stock or restricted Stock may be made, with the consent of the Committee and if the Company obtains an opinion of counsel for the Company or an interpretive or "no action" letter from the staff

                                       10A
of the SEC to the effect that no potential liability under Section 16(b) of the 1934 Act would result, by pyramiding (i.e. paying the Option Price with shares of Stock simultaneously acquired by Option exercise).

     If restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock, then a number of shares of Stock acquired on exercise of the Option equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option. If the Option Price for restricted Stock is paid with Tendered Restricted Stock, and if the Committee determines that the restricted Stock acquired on exercise of the Option shall be subject to restrictions ("Greater Restrictions") that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted Stock acquired on exercise of the Option shall be subject to such Greater Restrictions.

     Shares of unrestricted Stock acquired by a Grantee on exercise of an Option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

     (b) Exercise of Stock Appreciation Rights. Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, each stock appreciation right shall be exercisable not earlier than the first anniversary of the Grant Date of such stock appreciation right and, if such stock appreciation right is identified with an Option, to the extent such Option may be exercised unless otherwise provided by the Committee, Stock appreciation rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of stock appreciation rights. Unless otherwise provided in the applicable Award Agreement, the exercise of stock appreciation rights which are identified with shares subject to an Option shall result in the forfeiture of such Option to the extent of such exercise.

     The benefit for each stock appreciation right exercised shall be equal to the excess, if any, of

          (i) the Fair Market Value of a share of Stock on the date of such exercise, over

          (ii) an amount equal to

             (A) in the case of a stock appreciation right identified with a share of Stock subject to an Option, the Option Price of such Option, unless the Committee in the grant of the stock appreciation right specified a higher amount, or

             (B) in the case of any other stock appreciation right, the Fair Market Value of a share of Stock on the Grant Date of such stock appreciation right, unless the Committee in the grant of the stock appreciation right specified a higher amount;

provided that the Committee, in its discretion, may provide that the benefit for any stock appreciation right shall not exceed a maximum amount (i.e. a cap) set by Committee, which cap may be expressed as (i) a percentage of the excess amount described above (not to exceed 100%), (ii) a percentage of the Fair Market Value of a share of Stock on the Grant Date of the stock appreciation right, or (iii) a fixed dollar amount. The benefit upon the exercise of a stock appreciation right shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee.

     (c) Exercise of Performance Units.

          (i) Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the minimum Performance Goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

                                       11A

          (ii) The benefit for each performance unit exercised shall be an amount equal to the product of

             (A) The Unit Value (as defined below), multiplied by

             (B) the Performance Percentage attained during the Measuring Period for such performance unit.

          (iii) The Unit Value shall be, as specified by the Committee,

             (A) a dollar amount,

             (B) an amount equal to the Fair Market Value of a share of Stock on the Grant Date,

             (C) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

             (D) an amount equal to the Fair Market Value of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

          (iv) The benefit upon the exercise of a performance unit shall be payable to the Grantee (or at the request of the Grantee, deliver to a brokerage account specified by the Grantee), as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Grantee is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, provide in the Award Agreement that benefits may be paid wholly or partly in Stock. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

     (d) Payment of Performance Shares. Subject to Article 4(c)(vii), 11 and 12 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if the minimum Performance Goals specified by the Committee with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award (or, at the request of the Grantee, deliver to a brokerage account specified by the Grantee) shares of Stock equal in number to the product of the number of the performance share(s) specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payment pursuant to this
Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the Performance Goals have not been achieved by the end of the applicable Measuring Period shall expire.

     (e) Payment of Phantom Stock Awards. Upon the vesting of a phantom stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the committee at the time the phantom stock Award was granted. The Committee may at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

     (f) Full Vesting upon Change of Control. In the event of a Change of Control, all unvested Awards shall become immediately vested and exercisable; provided that the benefit payable with respect to any performance

                                       12A
unit of performance share with respect to which the Measuring Period has not ended as of the date of such Change of Control shall be equal to the product of the Unit Value multiplied successively by each of the following:

          (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such Change of Control and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

          (2) a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Measuring Period.

     (g) Pooling of Interests. If the Committee in its discretion determines that the exercise of an Award would preclude the use of pooling of interests accounting following a sale of the Company which is reasonably likely to occur and that such preclusion of pooling would have a material adverse effect on the sale of the Company, the Committee, in its discretion, may take such action as it deems appropriate in order to preserve the pooling of interests accounting including either unilaterally barring the exercise of such Award by canceling the Award prior to the Change of Control or by causing the Company to pay the Award rights benefit in Stock if it determines that such payment would not cause the transaction to be ineligible for pooling.

     (h) Special Rules for Section 16 Grantees. No stock appreciation right, Option, performance unit, performance share or share of phantom stock (if the benefit payable with respect to such performance unit, performance share or share of phantom stock is to be determined by reference to the Fair Market Value of Stock on the date the performance unit, performance share or share of phantom stock is deemed to be exercised) shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, except as may be exempt from
Section 16(b) of the 1934 Act pursuant to Rule 16a-2(d) under the 1934 Act.

     (i) Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards. Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any other Award (the "Tandem Award") pursuant to
Article 6(h), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, canceled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

     9. Effect of Certain Transactions. With respect to any Award which relates to Stock, in the event of a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms and each Grantee shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of share of Stock was entitled to receive in the Transaction in respect of a share of Stock. With respect to any Award which relates to stock, in the event of a liquidation or dissolution of the Company, the Committee may take such actions as it deems appropriate.

     10. Mandatory Withholding Taxes. The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If a Grantee is to experience a taxable event in connection with the receipt of shares pursuant to an Option exercise or the vesting or payment of another type of Award (a "Taxable Event"), the Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such shares or payment of such Award. Payment of the applicable Withholding Taxes may be made, as determined by the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 10, a Grantee may make a written election, which may be accepted or rejected at the discretion of the Committee (the "Tax Election"), to have withheld a portion of the shares then issuable to him or her having an aggregate

                                       13A

Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of a Section 16 Grantee either: (i) in the case of a Taxable Event involving any Award (A) the Tax Election is made at least six months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option a stock appreciation (A) the Grantee makes the Tax Election at least six months after the date the Option or stock appreciation right was granted, (B) the Option or stock appreciation right is exercised during the ten day beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option or stock appreciation right is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or
(iii) in the case of a Taxable Event relating to the payment or vesting of an Award which does not involve the exercise of an Option or a stock appreciation right (A) the Grantee makes the Tax Election at least six months after the date the Award was granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or (y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to the Award. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Article 10 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the 1934 Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the 1934 Act.

     11. Termination of Employment. The Award Agreement pertaining to each Award shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a Subsidiary or an operating division or unit, as the Committee may, in its discretion, determine at the time the Award is granted or thereafter; provided however, that if a Grantee's employment is terminated as a result of (i) the Grantee's conviction of a felony which is, in the opinion of the Committee, likely to result in injury of a material nature to the Company or a Subsidiary, or (ii) the gross and habitual negligence by the Grantee in the performance of the Grantee's duties to the Company or its Subsidiaries (termination for "Cause"), the Grantee's shares of restricted stock that are forfeitable, subject to the provisions of Section 6(d)(vii) regarding repayment of certain amounts to the Grantee, and any unexercised option, stock appreciation right, performance unit, performance share or share of phantom stock shall thereupon terminate.

     12. Securities Law Matters.

     (a) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

     (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

     (c) Subject to Articles 13(a) and (b) above, no shares of Stock shall be issued to any Grantee in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

     13. No Funding Required. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

                                       14A

     14. No Employment Rights. Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

     15. Rights as a Stockholder. A Grantee shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

     16. Nature of Payments. Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     17. Non-Uniform Determinations. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

     18. Adjustments. In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of

          (a) the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

          (b) the number and class of shares of Stock or other stock or securities covered by an Award,

          (c) the Option Price applicable to outstanding Options,

          (d) the terms of performance unit and performance share grants, and

          (e) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of stock appreciation rights, performance units, performance shares or phantom stock.

     19. Amendment of the Plan. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code,
(b) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (c) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed.

     20. Termination of the Plan. The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, shall not affect any Award then outstanding under the Plan.

     21. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

                                       15A

     22. Governing Law. Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

     23. Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not sever to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

                                       16A

PROXY                                                                   PROXY

                        OIL-DRI CORPORATION OF AMERICA
              410 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS 60611


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Richard M. Jaffee, Robert D. Jaffee and Louis T. Bland as Proxies, each with the power to appoint his substitute (the action of one, if only one be present and acting, to be in any event controlling), and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock and Class B Stock of Oil-Dri Corporation of America held of record by the undersigned at the close of business on October 27, 1995 at the annual meeting of stockholders to be held on December 12, 1995 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. EXCEPT AS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

           PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on reverse side.)

                        OIL-DRI CORPORATION OF AMERICA
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. //

1. ELECTION OF DIRECTORS -
   Nominees: J. Steven Cole,   FOR WITHHOLD FOR ALL(EXCEPT NOMINEE(S)
   Ronald B. Gordon, Daniel    //     //       //   WRITTEN BELOW)
   S. Jaffee, Richard M.                             __________________________
   Jaffee, Robert D. Jaffee,
   Edgar D. Jannotta, Joseph                         3. In their discretion,
   C. Miller, Paul J. Miller,                           the Proxies are
   Haydn H. Murray, Allan H.                            authorized to vote
   Selig.                                               upon such other
                                                        business as may
2. Approval of the Oil-Dri     FOR AGAINST ABSTAIN      properly come before
   Corporation of America       //   //      //         the meeting.
   1995 Long Term Incentive
   Plan.                                             // Please check box if you
                                                        are planning to attend
                                                        the meeting.

                                                Dated:__________________, 1995

                                        Signature(s)__________________________
                                        ______________________________________

                                        Please sign exactly as name appears
                                        on this side of the proxy.  When
                                        shares are held by joint tenants,
                                        both should sign.  When signing as
                                        attorney, administrator, trustee or
                                        guardian, please give full title as
                                        such.  If a corporation, please sign in
                                        full corporate name by President or
                                        other authorized officer.  If a
                                        partnership, please sign in partnership
                                        name by an authorized person.